Exhibit 10.1

Execution Version

FIRST AMENDMENT TO CREDIT AGREEMENT

This FIRST AMENDMENT to the Credit Agreement referred to below, dated as of December 12, 2019 (this “First Amendment”) by and among HLF Financing SaRL, LLC, a Delaware limited liability company (the “Term Loan Borrower”), Herbalife Nutrition Ltd., a Cayman Islands exempted company incorporated with limited liability with company number 116838 and with its registered office at Maples Corporate Services Limited, P.O. Box 309, Ugland House, Grand Cayman, KY1-1104, Cayman Islands (“Parent”), Herbalife International Luxembourg S.à R.L., a Luxembourg private limited liability company (société à responsabilité limitée), existing and organized under the laws of Luxembourg, having its registered office at 16, avenue de la Gare, L-1610 Luxembourg and registered with the Luxembourg Register of Commerce and Companies (R.C.S. Luxembourg) under number B 88.006 (“HIL”), Herbalife International, Inc., a Nevada corporation (“HII” and, together with Parent, the Term Loan Borrower and HIL, the “Revolver Borrowers”; the Revolver Borrowers, together with the Term Loan Borrower, are referred to herein as the “Borrowers”), certain subsidiaries of the Borrowers as Subsidiary Guarantors, the Term Loan B Lenders under the Credit Agreement party hereto (consisting of at least the Required Term B Lenders (as defined in the Credit Agreement)), each Consenting Term Loan B Lender (as defined below), the Replacement Lender (as defined below) and Jefferies Finance LLC (“Jefferies”) as the Term Loan B Agent and Collateral Agent (each as defined in the Credit Agreement). Capitalized terms not otherwise defined in this First Amendment have the same meanings as specified in the Credit Agreement (as defined below), as amended by this First Amendment.

RECITALS

WHEREAS, the Borrowers, the Subsidiary Guarantors, the several Lenders (as defined in the Credit Agreement) from time to time party thereto, the Term Loan B Agent, Jefferies as the Collateral Agent, Coöperatieve Rabobank U.A., New York Branch, as the administrative agent for the Term Loan A Lenders and the Revolving Credit Lenders have entered into that certain Credit Agreement, dated as of August 16, 2018 (together with all exhibits and schedules attached thereto, as amended, restated, amended and restated, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement” and as amended by this First Amendment, the “Amended Credit Agreement”);

WHEREAS, each Borrower, the undersigned Lenders (including the Replacement Lender) and the Term Loan B Agent have agreed to amend the Credit Agreement as hereinafter set forth;

WHEREAS, each Term Loan B Lender under the Credit Agreement immediately prior to the First Amendment Effective Date (collectively, the “Existing Term Loan B Lenders”) that executes and delivers a consent to this First Amendment in the form of the “Term Loan B Lender Consent” attached hereto as Annex I (a “Term Loan B Lender Consent”) and selects Option A thereunder (the “Continuing Term Loan B Lenders”) hereby agree to the terms and conditions of this First Amendment;

WHEREAS, each Existing Term Loan B Lender that executes and delivers a Term Loan B Lender Consent and selects Option B thereunder (the “Non-Continuing Term Loan B Lenders” and, together with the Continuing Term Loan B Lenders, the “Consenting Term Loan B Lenders”) hereby agree to the terms and conditions of this First Amendment and agrees that it shall execute, or shall be deemed to have executed, a counterpart of the Master Assignment and Acceptance Agreement substantially in the form attached hereto as Annex II (a “Master Assignment”) and shall in accordance therewith sell all of its existing Term B Loans as specified in the applicable Master Assignment, as further set forth in this First Amendment;

WHEREAS, each Existing Term Loan B Lender that fails to execute and return a Term Loan B Lender Consent by Wednesday 4:00 p.m. (New York City time), on December 11, 2019 (the “Consent Deadline”) (each, a “Non-Consenting Term Loan B Lender”) shall, in accordance with Section 2.21(c) of the Credit Agreement, assign and delegate, without recourse (in accordance with Section 2.21(d) and Section 9.4 of the Credit Agreement), all of its interests, rights and obligations under the Credit Agreement and the related Loan Documents in respect of its existing Term B Loans to an assignee that shall assume such obligations as specified in the applicable Master Assignment, as further set forth in this First Amendment;

WHEREAS, each Loan Party party hereto (collectively, the “Reaffirming Parties”, and each, a “Reaffirming Party”) expects to realize substantial direct and indirect benefits as a result of this First Amendment becoming effective and the consummation of the transactions contemplated hereby and agrees to reaffirm its obligations, guaranties and any security interests granted by it pursuant to the Credit Agreement, the Collateral Documents, and the other Loan Documents to which it is a party; and

NOW, THEREFORE, in consideration of the covenants and agreements contained herein, as well as other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Amendments to Credit Agreement. The Credit Agreement is, effective as of the First Amendment Effective Date (as defined below), and subject to the satisfaction of the conditions precedent set forth in SECTION 3 below, hereby amended as follows:

(a) Amendments to Section 1.01: Definitions.

(i) Section 1.01 of the Credit Agreement is hereby amended by adding the following new definitions thereto in proper alphabetical order:

“First Amendment” means that certain First Amendment to Credit Agreement, dated as of December 12, 2019 among the Borrowers, the Subsidiary Guarantors, the Term Loan B Agent and the Lenders party thereto.

“First Amendment Effective Date” means the date on which all of the conditions contained in Section 3 of the First Amendment have been satisfied or waived in accordance with the terms of the First Amendment.

(ii) Section 1.01 of the Credit Agreement is hereby amended by deleting the definitions set forth below in their entirety and replacing them with the following:

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“Applicable Margin”: (a) with respect to Term A Loans, the rate per annum equal to (i) for ABR Loans, 2.00%, and (ii) for Eurodollar Loans, 3.00%, (b) with respect to Term B Loans, the rate per annum equal to (i) for ABR Loans, 1.75%, and (ii) for Eurodollar Loans, 2.75%, (c) with respect to Revolving Credit Loans, the rate per annum equal to (i) for ABR Loans, 2.00% and (ii) for Eurodollar Loans, 3.00%, (d) with respect to any Incremental Facility, the rate or rates per annum set forth in the applicable Incremental Facility Amendment, (e) with respect to any Extended Revolving Credit Commitment or Extended Term Loan, the rate or rates per annum specified in the applicable Extension Offer and (f) with respect to any Replacement Facility, the rate or rates per annum specified in the applicable Replacement Facility Amendment.

“Applicable Prepayment Percentage”: (a) on or prior to June 12, 2020, 1.00%, and (b) thereafter, 0%.

(b) Amendments to Section 2.12(e). Section 2.12(e) of the Credit Agreement is hereby amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and insert the added text (indicated textually in the same manner as the following example: added text) as shown below:

“(e) In the event that the Term Loan Borrower (i) repays, prepays, purchases, buys back, refinances, substitutes or replaces any Term B Loans in connection with a Repricing Event (other than as a result of a mandatory prepayment pursuant to Section 2.14(b) or Section 2.14(c) or a repayment pursuant to Section 2.3)~~, including in connection with a Repricing Event~~ or (ii) effects any amendment of this Agreement resulting in a Repricing Event, the Term Loan Borrower shall pay to the Term Loan B Agent, for the ratable account of each of the applicable Term Loan B Lenders (x) in the case of clause (i), an amount equal to the Applicable Prepayment Percentage of the aggregate principal amount of the Term B Loans so being repaid, prepaid, purchased, bought back, refinanced, substituted or replaced and (y) in the case of clause (ii), an amount equal to the Applicable Prepayment Percentage of the aggregate principal amount of the applicable Term B Loans that are the subject of such Repricing Event and outstanding immediately prior to such amendment.”

SECTION 2. Continuation of Existing Loans; Non-Consenting Lenders; Other Terms and Agreements.

(a) Continuing Lenders. Each Existing Term Loan B Lender selecting Option A on the Term Loan B Lender Consent hereby consents and agrees to this First Amendment.

(b) Non-Continuing Term Loan B Lenders. Each Existing Term Loan B Lender selecting Option B on the Term Loan B Lender Consent hereto hereby consents and agrees (subject to the effectiveness of the assignment referred to in the following clause (ii)) to (i) this First Amendment and (ii) sell the entire principal amount of its existing Term B Loans via an assignment on the First Amendment Effective Date pursuant to a Master Assignment. By executing a Term Loan B Lender Consent and selecting Option B, each Non-Continuing Term Loan B Lender shall be deemed to have executed a counterpart to the Master Assignment to give effect, solely upon the consent and acceptance by the Replacement Lender, to the assignment described in the immediately preceding sentence.

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(c) Non-Consenting Term Loan B Lenders. The Term Loan Borrower hereby gives notice to each Non-Consenting Term Loan B Lender that, upon receipt of Term Loan B Lender Consents from the Existing Term Loan B Lenders constituting the Required Term B Lenders, if such Non-Consenting Term Loan B Lender has not executed and delivered a Term Loan B Lender Consent on or prior to the Consent Deadline, such Non-Consenting Term Loan B Lender shall, pursuant to Section 2.21(d) of the Credit Agreement, execute or be deemed to have executed a counterpart of the Master Assignment and shall in accordance therewith sell its Existing Terms B Loans as specified in the Master Assignment. Pursuant to the Master Assignment, each Non-Consenting Term Loan B Lender shall sell and assign the principal amount of its Existing Term B Loans as set forth in Schedule I to the Master Assignment, as such Schedule is completed by the Term Loan B Agent on or prior to the First Amendment Effective Date, to Jefferies Finance LLC, as assignee (acting through any of its affiliates as it deems appropriate, in such capacity the “Replacement Lender”) under such Master Assignment, solely upon the consent and acceptance by the Replacement Lender. The Replacement Lender shall be deemed to have consented to this First Amendment with respect to such purchased Term B Loans at the time of such assignment.

SECTION 3. Conditions of Effectiveness. The effectiveness of this First Amendment (including the amendments contained in SECTION 1 and agreements contained in SECTION 2) are subject to the satisfaction (or written waiver) of the following conditions (the date of satisfaction of such conditions being referred to herein as the “First Amendment Effective Date”):

(a) This First Amendment shall have been duly executed by the Borrowers, the Subsidiary Guarantors and the Term Loan B Agent (which may include a copy transmitted by facsimile or other electronic method), and delivered to the Term Loan B Agent, and the Lenders under the Credit Agreement consisting of at least the Required Term B Lenders immediately prior to the First Amendment Effective Date.

(b) Jefferies, as Repricing Arranger, shall have received all fees due and payable under that certain engagement letter, dated as of December 4, 2019, by and among the Borrowers and Jefferies (the “First Amendment Engagement Letter”).

(c) The Term Loan B Agent shall have received favorable legal opinions of (A) Gibson, Dunn & Crutcher LLP, special counsel to the Loan Parties, (B) Snell & Wilmer, L.L.P., Nevada counsel to the Loan Parties, (C) Maples and Calder, Cayman Islands counsel to the Loan Parties, and (D) DLA Piper Luxembourg S.à r.l., Luxembourg counsel to the Loan Parties, with respect to the capacity of the Luxembourg Loan Parties to enter into the Loan Documents, in each case in form and substance reasonably satisfactory to the Term Loan B Agent.

(d) The Term Loan B Agent shall have received a certificate signed by a Responsible Officer of the Borrowers as to the matters set forth in paragraphs (g) and (h) of this SECTION 3;

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(e) The Term Loan B Agent shall have received (I) a certificate dated as of the First Amendment Effective Date of the corporate secretary or an assistant or associate corporate secretary or director (or such other officer reasonably acceptable to the Term Loan B Agent) of each of the Loan Parties, in form and substance reasonably satisfactory to the Term Loan B Agent, certifying (i) that either (A) attached thereto is a true and complete and up to date copy of the articles or certificate of incorporation, memorandum and articles of association or other comparable organizational documents including any certificate on change of name and all amendments thereto of such Loan Party certified (other than in the case of any Loan Party that is a Cayman Islands exempted company) as of a recent date by the secretary of state (or comparable Governmental Authority) of its jurisdiction of organization (where applicable), and that the same has not been amended since the date of such certification or (B) the articles or certificate of incorporation or other comparable organizational documents of such Loan Party delivered on the Closing Date to the Term Loan B Agent have not been amended and are in full force and effect, (ii) that either (A) attached thereto is a true and complete copy of the bylaws or comparable governing documents of such Loan Party, as then in effect and as in effect at all times without amendment of supersession from the date on which the resolutions referred to in clause (iii) below were adopted to and including the date of such certificate or (B) that the bylaws or comparable governing documents of such Loan Party delivered on the Closing Date to the Term Loan B Agent have not been amended and are in full force and effect and (iii) that attached thereto is a true and complete copy of resolutions adopted by the board of directors or other comparable governing body or bodies of such Loan Party and, if applicable all the holders of the issued shares of such Loan Party, authorizing the execution, delivery and performance of this First Amendment and any related Loan Documents to which it is a party, which are in full force and effect without amendment or supersession as of the date of the certificate, and as to the incumbency and genuineness of the signature of each officer, director or other comparable authorized manager or attorney of such Loan Party, executing this First Amendment or any of such other Loan Documents, and attaching all such copies of the documents described above together with, in the case of the Loan Parties incorporated in the Cayman Islands, copies of their internal registers of directors and officers and registers of mortgages and charges and (II) in respect of (i) any Luxembourg Loan Party, (ii) WHBL Luxembourg S.à r.l., (iii) Herbalife Luxembourg Distribution S.à r.l., (iv) HLF Luxembourg Distribution S.à r.l. and (v) Herbalife Africa (together the “Luxembourg Entities” and each a “Luxembourg Entity”), a manager’s certificate dated as of the First Amendment Effective Date signed by a manager of the relevant Luxembourg Entity, certifying the following items: (A) an up-to-date copy of the articles of association of the relevant Luxembourg Entity; (B) an electronic true and complete certified excerpt of the Luxembourg Companies Register pertaining to the relevant Luxembourg Entity dated as of the date of this Agreement; (C) an electronic true and complete certified certificate of non-registration of judgment (certificat de non-inscription d’une décision judiciaire) dated as of the date of this Agreement issued by the Luxembourg Companies Register and reflecting the situation no more than one Business Day prior to the date of this Agreement; (D) with respect to the Luxembourg Loan Parties only, true, complete and up-to-date board resolutions approving the entry by the relevant Luxembourg Loan Party into, among others, the Loan Documents; (E) the relevant Luxembourg Entity is not subject to nor, as applicable, does it meet or threaten to meet the criteria of bankruptcy (faillite), voluntary or judicial liquidation (liquidation volontaire ou judiciaire), composition with creditors (concordat préventif de la faillite), controlled management (gestion contrôlée), reprieve from payment (sursis de paiement), general settlement

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with creditors or similar laws affecting the rights of creditors generally and no application has been made or is to be made by its manager or, as far as it is aware, by any other person for the appointment of a commissaire, juge-commissaire, liquidateur, curateur or similar officer pursuant to any voluntary or judicial insolvency, winding-up, liquidation or similar proceedings; (F) (with respect to the Luxembourg Loan Parties only) a true and complete specimen of signatures for each of the managers or authorized signatories having executed for and on behalf of the relevant Luxembourg Loan Party the Loan Documents; (G) a certificate of the domiciliation agent or signed by a manager of the relevant Luxembourg Entity certifying, as the case may be, (i) due compliance by the relevant Luxembourg Entity with, and adherence to, the provisions of the Luxembourg Law dated 31 May 1999 concerning the domiciliation of companies, as amended, and the related circulars issued by the Commission de Surveillance du Secteur Financier or (ii) that the premises of the Luxembourg Entity are leased pursuant to a legal, valid and binding (and still in full force and effect) lease agreement and correspond to sufficient unshared office space, with a separate entrance and sufficient office equipment allowing it to effectively carry out its business activities.

(f) The Term Loan B Agent shall have received a certificate as of a recent date of the good standing of each of the Loan Parties under the laws of its jurisdiction of organization, from the secretary of state (or comparable Governmental Authority) of such jurisdiction as well as corresponding bring-down good standing certificates dated as of the First Amendment Effective Date, save that, (i) such bring-down good standing certificates with respect to any Loan Party that is formed in a State of the United States other than Delaware shall be obtained by the Repricing Arranger’s counsel from the applicable secretary of state or (comparable Governmental Authority) and (ii) no such bring-down good standing certificate is required for any Loan Party that is a Cayman Islands exempted company where the above recent date of the certificate of good standing initially provided is no earlier than 10 Business Days prior to the First Amendment Effective Date;

(g) No Default or Event of Default has occurred and is continuing both before and immediately after giving effect to the transactions contemplated hereby;

(h) The representations and warranties of each Loan Party set forth in SECTION 4(b) of this First Amendment are true and correct and the representations and warranties of each Loan Party set forth in SECTIONS 4(a) and (c) of this First Amendment are true and correct in all material respects on and as of the First Amendment Effective Date (immediately after giving effect to this First Amendment) as if made on as of such date, except in the case of any representations and warranties expressly stated to relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date; provided, that, in each case such materiality qualifier shall not be applicable to any representations or warranties that already are qualified or modified by materiality or “Material Adverse Effect”;

(i) The Term Loan B Agent shall have received a solvency certificate in the form of Exhibit J of the Credit Agreement from a Responsible Officer of the Parent with respect to the solvency of the Parent and its Subsidiaries, on a consolidated basis, after giving effect to the First Amendment;

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(j) Know Your Customer and Other Required Information.

(i) The Term Loan B Agent have received, no later than one (1) Business Day prior to the First Amendment Effective Date, all documentation and other information about the Loan Parties as has been reasonably requested in writing at least three (3) Business Days prior to the First Amendment Effective Date by the Term Loan B Agent with respect to applicable “know your customer” and anti-money laundering rules and regulations, including the PATRIOT Act.

(ii) At least three (3) Business Days prior to the First Amendment Effective Date, any Borrower that qualifies as a “legal entity customer” under the Beneficial Ownership Regulation shall deliver a Beneficial Ownership Certification in relation to such Borrower to any Lender that requests such Beneficial Ownership Certification in writing at least three (3) Business Days prior to the First Amendment Effective Date.

(k) All fees and expenses required to be paid hereunder or pursuant to the Credit Agreement and the First Amendment Engagement Letter shall have been paid in full in cash or will be paid in full in cash on the First Amendment Effective Date, including, without limitation, all reasonable and documented out-of-pocket expenses incurred by the Repricing Arranger, the Term Loan B Agent and their respective Affiliates in connection with the execution and delivery of this First Amendment.

(l) The Replacement Lender shall have executed and delivered the Master Assignment contemplated under SECTION 2 above and all other conditions to the consummation of the assignments in accordance with SECTION 2 above shall have been satisfied and such assignments shall have been consummated or shall be consummated substantially concurrently with the effectiveness of this First Amendment.

(m) The Borrower shall have, substantially concurrently with the effectiveness of this First Amendment, paid to all Non-Consenting Term Loan B Lenders all interest, indemnities, fees, cost reimbursements and other Obligations (other than principal and all other amounts paid to such Non-Consenting Term Loan B Lender under SECTION 2 above), if any, then due and owing to such Non-Consenting Term Loan B Lenders under the Credit Agreement and the other Loan Documents (immediately prior to the effectiveness of this First Amendment).

SECTION 4. Representations and Warranties. To induce the other parties hereto to enter into this First Amendment, each Loan Party represents and warrants to each of the Term Loan B Lenders and the Term Loan B Agent that, as of the First Amendment Effective Date:

(a) This First Amendment has been duly authorized, executed and delivered by each Loan Party and constitutes, and the Credit Agreement, as amended by this First Amendment constitutes, its legal, valid and binding obligation, enforceable against each such Loan Party in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally, by general equitable principles or by principles of good faith and fair dealing;

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(b) The representations and warranties of each Loan Party set forth in Section 3 of the Credit Agreement (as amended by this First Amendment) and the other Loan Documents are true and correct in all material respects on and as of the First Amendment Effective Date (immediately after giving effect to this First Amendment) as if made on as of such date, except in the case of any representations and warranties expressly stated to relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date; provided, that, in each case such materiality qualifier shall not be applicable to any representations or warranties that already are qualified or modified by materiality or “Material Adverse Effect”; provided, that the representations and warranties set forth in Section 3.19 of the Credit Agreement are qualified by (i) the information disclosed under the heading “Other Matters” in note 6 (Contingencies) to the condensed consolidated financial statements of Parent and its Subsidiaries in the 10-Q for the quarter ended September 30, 2019 and (ii) information publicly available as of the First Amendment Effective Date, including as disseminated by Reuters or other news sources, in respect of charges against former Herbalife officers Yanliang Li, also known as Jerry Li, and Hongwei Yang, also known as Mary Yang for violation of the FCPA; and

(c) After giving effect to this First Amendment and the transactions contemplated hereby, no Default or Event of Default has occurred and is continuing.

SECTION 5. Borrower’s Consent. For purposes of Section 9.4 of the Credit Agreement, each Borrower hereby consents to any assignee of the Replacement Lender or any of its respective Affiliates (in each case otherwise being an Eligible Assignee) becoming a Term Loan B Lender in connection with the syndication of the Term B Loans acquired by the Replacement Lender pursuant to SECTION 2 hereof, to the extent the inclusion of such assignee in the syndicate has been disclosed in writing to and agreed by the Borrower prior to the First Amendment Effective Date.

SECTION 6. Effects on Loan Documents. Except as specifically amended herein or contemplated hereby, all Loan Documents shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. The execution, delivery and effectiveness of this First Amendment shall not operate as a waiver, release or discharge of any right, power or remedy of any Lender or the Term Loan B Agent under any of the Loan Documents, nor constitute a waiver, release or discharge of any provision of the Loan Documents or in any way limit, impair or otherwise affect the rights and remedies of the Lenders or the Term Loan B Agent under the Loan Documents. Each Borrower and each of the Subsidiary Guarantors acknowledges and agrees that, on and after the First Amendment Effective Date, this First Amendment and each of the other Loan Documents to be executed and delivered by the Borrower in connection herewith shall constitute a Loan Document for all purposes of the Amended Credit Agreement. On and after the First Amendment Effective Date, each reference in the Amended Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by this First Amendment, and this First Amendment and the Credit Agreement as amended by this First Amendment shall be read together and construed as a single instrument. Nothing herein shall be deemed to entitle the Borrowers nor the Subsidiary Guarantors to a further consent to, or a further waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement as amended by this First Amendment or any other Loan Document in similar or different circumstances.

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SECTION 7. Indemnification. Each Borrower hereby confirms that the indemnification provisions set forth in Section 9.3 of the Credit Agreement as amended by this First Amendment shall apply to this First Amendment and the transactions contemplated hereby.

SECTION 8. Repricing Arranger. The Borrowers and the Lenders party hereto agree (a) that Jefferies, in its capacity as arranger with respect to this First Amendment (acting through any of its affiliates as it deems appropriate, the “Repricing Arranger”), shall be entitled to the privileges, indemnification, immunities and other benefits afforded to the Arrangers under the Credit Agreement as amended by this First Amendment and (b) except as otherwise agreed to in writing by the Borrowers and the Repricing Arranger, the Repricing Arranger shall have no duties, responsibilities or liabilities with respect to this First Amendment, the Credit Agreement as amended by this First Amendment or any other Loan Document.

SECTION 9. Amendments; Execution in Counterparts; Severability.

(a) This First Amendment may not be amended nor may any provision hereof be waived except pursuant to a writing signed by each Borrower, each of the Subsidiary Guarantors, the Lenders party hereto and the Term Loan B Agent; and

(b) To the extent any provision of this First Amendment is prohibited by or invalid under the applicable law of any jurisdiction, such provision shall be ineffective only to the extent of such prohibition or invalidity and only in such jurisdiction, without prohibiting or invalidating such provision in any other jurisdiction or the remaining provisions of this First Amendment in any jurisdiction.

SECTION 10. Reaffirmation. Each of the Reaffirming Parties, as party to the Credit Agreement and certain of the Collateral Documents and the other Loan Documents, in each case as amended, supplemented or otherwise modified from time to time, hereby (i) acknowledges and agrees that all of its obligations under the Credit Agreement, the Collateral Documents and the other Loan Documents to which it is a party are reaffirmed and remain in full force and effect on a continuous basis, (ii) reaffirms (A) each Lien granted by it to the Term Loan B Agent or the Collateral Agent for the benefit of the Secured Parties and (B) any guaranties made by it pursuant to the Credit Agreement, (iii) acknowledges and agrees that the grants of security interests by it contained in the Collateral Documents shall remain, in full force and effect after giving effect to the First Amendment and that such security interests secure, and shall continue to secure following the First Amendment Effective Date, the Obligations as described in the following clause (iv) and (iv) acknowledges and agrees that the Obligations include, among other things and without limitation, the prompt and complete payment and performance by the Borrower when due and payable (whether at the stated maturity, by acceleration or otherwise) of principal and interest on, and premium (if any) on, the Term B Loans under the Credit Agreement as amended by this First Amendment. Nothing contained in this First Amendment shall be construed as substitution or novation of the obligations outstanding under the Credit Agreement or the other Loan Documents, which shall remain in full force and effect, except to any extent modified hereby.

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SECTION 11. Term Loan B Agent. Each Borrower acknowledges and agrees that Jefferies, in its capacity as Term Loan B Agent under the Credit Agreement, will serve as Term Loan B Agent under this First Amendment and under the Credit Agreement as amended by this First Amendment.

SECTION 12. Governing Law; Waiver of Jury Trial; Jurisdiction. This First Amendment shall be construed in accordance with and governed by the law of the State of New York (without regard to the conflicts of law provisions thereof). EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ITS RESPECTIVE RIGHTS TO TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY) ARISING OUT OF OR IN CONNECTION WITH THIS FIRST AMENDMENT, THE CREDIT AGREEMENT AS AMENDED BY THIS FIRST AMENDMENT OR ANY OTHER LOAN DOCUMENT. The provisions of Section 9.9 and Section 9.10 of the Credit Agreement as amended by this First Amendment are incorporated herein by reference, mutatis mutandis.

SECTION 13. Headings. Section headings in this First Amendment are included herein for convenience of reference only, are not part of this First Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this First Amendment.

SECTION 14. No Novation. By its execution of this First Amendment, each of the parties hereto acknowledges and agrees that the terms of this First Amendment do not constitute a novation, but, rather, a supplement of the terms of the pre-existing indebtedness and related agreements, as evidenced by the Credit Agreement.

SECTION 15. Counterparts. This First Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Signatures delivered by facsimile or PDF or other electronic means shall have the same force and effect as manual signatures delivered in person.

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IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

BORROWERS:

HLF FINANCING SaRL, LLC

By:	/s/ Richard Caloca
Name:	Richard Caloca
Title:	Manager

HERBALIFE NUTRITION LTD.

By:	/s/ Richard Caloca
Name:	Richard Caloca
Title:	Vice President, Treasurer

HERBALIFE INTERNATIONAL LUXEMBOURG S.À R.L.

By:	/s/ Héléne Dekhar
Name:	Héléne Dekhar
Title:	Class A Manager

HERBALIFE INTERNATIONAL, INC.

By:	/s/ Richard Caloca
Name:	Richard Caloca
Title:	Vice President, Treasurer

[Signature Page to First Amendment]

SUBSIDIARY GUARANTORS:

HERBALIFE INTERNATIONAL OF AMERICA, INC.

By:	/s/ Richard Caloca
Name:	Richard Caloca
Title:	Vice President, Treasurer

HERBALIFE INTERNATIONAL OF EUROPE, INC.

By:	/s/ Richard Caloca
Name:	Richard Caloca
Title:	Vice President, Treasurer

HERBALIFE TAIWAN, INC.

By:	/s/ Richard Caloca
Name:	Richard Caloca
Title:	Vice President, Treasurer

HERBALIFE INTERNATIONAL DO BRASIL, LTDA.

By:	/s/ Richard Caloca
Name:	Richard Caloca
Title:	Vice President, Treasurer

HERBALIFE KOREA CO., LTD.

By:	/s/ Richard Caloca
Name:	Richard Caloca
Title:	Vice President, Treasurer

[Signature Page to First Amendment]

HERBALIFE VENEZUELA HOLDINGS, LLC

By:	/s/ Richard Caloca
Name:	Richard Caloca
Title:	Manager

HERBALIFE MANUFACTURING LLC

By:	/s/ Richard Caloca
Name:	Richard Caloca
Title:	Vice President, Treasurer

WH LUXEMBOURG INTERMEDIATE HOLDINGS S.À R.L. LLC

By:	/s/ Richard Caloca
Name:	Richard Caloca
Title:	Manager

HERBALIFE INTERNATIONAL (THAILAND), LTD.

By:	/s/ Richard Caloca
Name:	Richard Caloca
Title:	Vice President, Treasurer

HERBALIFE VH INTERMEDIATE INTERNATIONAL, LLC

By:	VHSA LLC, its sole member
By:	Herbalife International, Inc., its sole member

By:	/s/ Richard Caloca
Name: Richard Caloca
Title: Vice President, Treasurer

[Signature Page to First Amendment]

HERBALIFE VH INTERNATIONAL LLC

By:	Herbalife VH Intermediate International LLC
By:	VHSA LLC, its sole member
By:	Herbalife International, Inc., its sole member

By:	/s/ Richard Caloca
Name: Richard Caloca
Title: Vice President, Treasurer

HLF FINANCING US, LLC

By:	/s/ Richard Caloca
Name: Richard Caloca
Title: Manager

HLF LUXEMBOURG HOLDINGS, INC.

By:	/s/ Richard Caloca
Name: Richard Caloca
Title: Vice President, Treasurer

WH CAPITAL CORPORATION

By:	/s/ Richard Caloca
Name: Richard Caloca
Title: Vice President, Treasurer

HBL LUXEMBOURG HOLDINGS S.À R.L.

By:	/s/ Héléne Dekhar
Name: Héléne Dekhar
Title: Class A Manager

[Signature Page to First Amendment]

WH LUXEMBOURG HOLDINGS S.À R.L.

By:	/s/ Héléne Dekhar
Name: Héléne Dekhar
Title: Class A Manager

HV HOLDINGS LTD.

By:	/s/ Richard Caloca
Name: Richard Caloca
Title: President and Treasurer

WH INTERMEDIATE HOLDINGS LTD.

By:	/s/ Richard Caloca
Name: Richard Caloca
Title: President and Treasurer

HBL LUXEMBOURG SERVICES S.À R.L.

By:	/s/ Héléne Dekhar
Name: Héléne Dekhar
Title: Class A Manager

[Signature Page to First Amendment]

JEFFERIES FINANCE LLC, as Term Loan B Agent, Collateral Agent and Replacement Lender

By:	/s/ Paul Chisholm
Name: Paul Chisholm
Title: Managing Director

[Signature Page to First Amendment]

ANNEX I

TERM LOAN B LENDER CONSENT TO

FIRST AMENDMENT TO CREDIT AGREEMENT

[NAME OF TERM LENDER], as a Term Loan B Lender

By
Name:
Title:

[[For Term Loan B Lenders requiring a second signature block]

By
Name:
Title:]

PROCEDURE FOR TERM LOAN B LENDERS:

The above-named Term Loan B Lender elects to:

OPTION A – CONSENT TO FIRST AMENDMENT AND CONTINUATION OF EXISTING TERM B LOANS : ☐ Consent and agree to this First Amendment and continue as a Term Loan B Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B – CONSENT TO FIRST AMENDMENT ONLY: ☐ Consent to the First Amendment and agree to sell all of its existing Term B Loans to the Replacement Lender pursuant to the Master Assignment.

ANNEX I

ANNEX II

FORM OF MASTER ASSIGNMENT AND ACCEPTANCE AGREEMENT

FOR HERBALIFE NUTRITION LTD. CREDIT AGREEMENT

This Master Assignment and Acceptance Agreement (the “Master Assignment”) is dated as of the Effective Date set forth below and is entered into between the Assignor named below (the “Assignor”) and the Assignee named below (the “Assignee”). Capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement identified below (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), receipt of a copy of which is hereby acknowledged by the Assignee. The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Master Assignment as if set forth herein in full.

For an agreed consideration, the Assignor hereby irrevocably sells and assigns to the Assignee, and the Assignee hereby irrevocably purchases and assumes from the Assignor, subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Effective Date inserted by the Term Loan B Agent as contemplated below (i) all of the Assignor’s rights and obligations in its capacity as a Lender under the Credit Agreement and any other documents or instruments delivered pursuant thereto to the extent related to the amount and percentage interest identified below of all of such outstanding rights and obligations of the Assignor under the respective facilities identified below (including any letters of credit, and guarantees included in such facilities) and (ii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of the Assignor (in its capacity as a Lender) against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity, related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations sold and assigned by the Assignor to the Assignee pursuant to clauses (i) and (ii) above being referred to herein collectively as the “Assigned Interest”). Each such sale and assignment is without recourse to the Assignor and, except as expressly provided in this Master Assignment, without representation or warranty by the Assignor.

By purchasing the Assigned Interest, the Assignee agrees that, for purposes of that certain First Amendment to Credit Agreement dated as of December 12, 2019 (the “First Amendment”), by and among the Borrowers, the Subsidiary Guarantors, the Required Term B Lenders, the Replacement Lender and the Consenting Term Loan B Lenders referred to therein, the Term Loan B Agent, it shall be deemed to have consented and agreed to the First Amendment.

1.	Assignors:	Each person identified on Schedule I hereto

2.	Assignees:	Jefferies Finance LLC and is an Affiliate/Approved Fund of Jefferies Finance LLC

ANNEX II-1

3.	Term Loan Borrower:	HLF Financing SaRL, LLC

4.	Term Loan B Agent:	Jefferies Finance LLC

5.

Credit Agreement: The Credit Agreement dated as of August 16, 2018 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”; terms defined therein being used herein as therein defined), among HLF Financing SaRL, LLC a Delaware limited liability company (“TL Borrower”), Herbalife Nutrition Ltd., a Cayman Islands exempted company incorporated with limited liability (“Parent”), Herbalife International Luxembourg S.à R.L., a Luxembourg private limited liability company (société à responsabilité limitée), existing and organized under the laws of Luxembourg, having its registered office at 16, avenue de la Gare, L-1610 Luxembourg and registered with the Luxembourg Register of Commerce and Companies (R.C.S. Luxembourg) under number B 88.006 (“HIL”), Herbalife International, Inc., a Nevada corporation (“HII” and, together with Parent, TL Borrower and HIL, the “Revolver Borrowers”; the Revolver Borrowers, together with the TL Borrower, are referred to herein as the “Borrowers”), the several banks and other financial institutions or entities from time to time parties thereto as lenders, Jefferies Finance LLC (“Jefferies”), as administrative agent for the Term Loan B Lenders (together with its successors and permitted assigns in such capacity, the “Term Loan B Agent”) and collateral agent (together with its successors and permitted assigns in such capacity, the “Collateral Agent”), and Coöperatieve Rabobank U.A., New York Branch (“Rabobank”), as administrative agent for the Term Loan A Lenders (together with its successors and permitted assigns in such capacity, the “Term Loan A Agent”; the Term Loan A Agent together with the Term Loan B Agent, the “Term Loan Administrative Agents” and each, a “Term Loan Administrative Agent”), an Issuing Bank and as administrative agent for the Revolving Credit Lenders (together with its successors and permitted assigns in such capacity, the “Revolver Administrative Agent” and, together with the Term Loan Administrative Agents, the “Administrative Agents”; the Term Loan Administrative Agents, the Collateral Agent and the Revolver Administrative Agent are referred to herein collectively as the “Agents” and each, an “Agent”).

ANNEX II-2

6.	Assigned Interest:

Assignors	Assignee	Facility Assigned	Aggregate Amount of Loans for all Lenders		Amount of Loans Assigned		Percentage Assigned of Loans		CUSIP Number
		Term B Loans	$	________________	$	_________	____________	%
		Term B Loans	$	________________	$	_________	____________	%
		Term B Loans	$	________________	$	_________	____________	%

Effective Date: December 12, 2019

The Assignee agrees to deliver to the Term Loan B Agent a completed administrative questionnaire in which the Assignee designates one or more credit contacts to whom all syndicate-level information (which may contain material non-public information about each Borrower, the Loan Parties and their Affiliates or their respective securities) will be made available and who may receive such information in accordance with the Assignee’s compliance procedures and applicable laws, including Federal and state securities laws.

[Signature page follows]

ANNEX II-1

The terms set forth in this Master Assignment are hereby agreed to:

ASSIGNOR

[NAME OF ASSIGNOR]

By: JEFFERIES FINANCE LLC, as the Term Loan B Agent pursuant to Section 2.21 of the Credit Agreement

By:
Name:
Title:

ASSIGNEE

JEFFERIES FINANCE LLC

By:
Name:
Title:

Consented to and Accepted:

JEFFERIES FINANCE LLC, as Term Loan B Agent

By:
Name:
Title:

ANNEX II-1

Consented to:

Term Loan Borrower

HLF FINANCING SaRL, LLC

By:
Name:
Title:

ANNEX II-1

ANNEX 1

ANNEX 1 TO MASTER ASSIGNMENT

CREDIT AGREEMENT DATED AS OF AUGUST 16, 2018 AMONG HLF FINANCING SaRL, LLC, HERBALIFE NUTRITION LTD., HERBALIFE INTERNATIONAL LUXEMBOURG S.À R.L., HERBALIFE INTERNATIONAL, INC., THE SEVERAL BANKS AND OTHER FINANCIAL INSTITUTIONS OR ENTITIES FROM TIME TO TIME PARTIES THERETO AS LENDERS, JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT FOR THE TERM LOAN B LENDERS AND COLLATERAL AGENT, AND COÖPERATIEVE RABOBANK U.A., NEW YORK BRANCH, AS ADMINISTRATIVE AGENT FOR THE TERM LOAN A LENDERS, AN ISSUING BANK AND AS ADMINISTRATIVE AGENT FOR THE REVOLVING CREDIT LENDERS

STANDARD TERMS AND CONDITIONS FOR

MASTER ASSIGNMENT

ARTICLE I REPRESENTATIONS AND WARRANTIES.

SECTION 1. Assignor. Each Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of the Assigned Interest, (ii) the Assigned Interest is free and clear of any lien, encumbrance or other adverse claim, (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Master Assignment and to consummate the transactions contemplated hereby and (iv) it is [not] a Defaulting Lender and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Credit Agreement or any other Loan Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any collateral thereunder, (iii) the financial condition of the Borrowers, any of the other Loan Parties or their respective Subsidiaries and Affiliates or any other Person obligated in respect of any Loan Document or (iv) the performance or observance by the Borrowers, any of the other Loan Parties or their respective Subsidiaries and Affiliates or any other Person of any of their respective obligations under any Loan Document or any other instrument or documents furnished pursuant hereto or thereto.

SECTION 2. Assignee. The Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Master Assignment and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it satisfies the requirements, if any, specified in the Credit Agreement that are required to be satisfied by it in order to acquire the Assigned Interest and become a Lender, (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of the Assigned Interest, shall have the obligations of a Lender thereunder, (iv) it is sophisticated with respect to decisions to acquire assets of the type represented by the Assigned Interest and either it, or the person exercising discretion in making its decision to acquire the Assigned Interest, is experienced in acquiring assets of such type, (v) it has received a copy of the Credit Agreement, together with copies of the most recent financial statements referred to in Section 3.1 or delivered pursuant to Section 5.1 thereof, as applicable, and such other documents and information as it has deemed

ANNEX II-1

appropriate to make its own credit analysis and decision to enter into this Master Assignment and to purchase the Assigned Interest on the basis of which it has made such analysis and decision independently and without reliance on the Administrative Agent or any other Lender, (vi) it is not a Disqualified Lender or an Affiliate of a Disqualified Lender and (viii) attached to the Master Assignment hereto is any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by the Assignee and (b) agrees that (i) it will, independently and without reliance on any Agent, the Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, (ii) that it appoints and authorizes the Agents to take such action on its behalf and to exercise such powers under the Credit Agreement and the other Loan Documents as are delegated to the Agents by the terms thereof, together with such powers as are reasonably incidental thereto, and (iii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.

ARTICLE II PAYMENTS. FROM AND AFTER THE EFFECTIVE DATE, THE ADMINISTRATIVE AGENTS SHALL MAKE ALL PAYMENTS IN RESPECT OF THE ASSIGNED INTEREST (INCLUDING PAYMENTS OF PRINCIPAL, INTEREST, FEES AND OTHER AMOUNTS) TO THE ASSIGNOR FOR AMOUNTS WHICH HAVE ACCRUED TO BUT EXCLUDING THE EFFECTIVE DATE AND TO THE ASSIGNEE FOR AMOUNTS WHICH HAVE ACCRUED FROM AND AFTER THE EFFECTIVE DATE.

ARTICLE III GENERAL PROVISIONS. THIS MASTER ASSIGNMENT SHALL BE BINDING UPON, AND INURE TO THE BENEFIT OF, THE PARTIES HERETO AND THEIR RESPECTIVE SUCCESSORS AND ASSIGNS. THIS MASTER ASSIGNMENT MAY BE EXECUTED IN ANY NUMBER OF COUNTERPARTS, WHICH TOGETHER SHALL CONSTITUTE ONE INSTRUMENT. DELIVERY OF AN EXECUTED COUNTERPART OF A SIGNATURE PAGE OF THIS MASTER ASSIGNMENT BY EMAIL OR TELECOPY OR OTHER ELECTRONIC METHOD SHALL BE EFFECTIVE AS DELIVERY OF A MANUALLY EXECUTED COUNTERPART OF THIS MASTER ASSIGNMENT. THIS MASTER ASSIGNMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

[Remainder of page intentionally left blank]

ANNEX II-2